                                                                    EXHIBIT 10.2

                           ENZON PHARMACEUTICALS, INC.
                  NOTICE OF GRANT OF AWARD AND AWARD AGREEMENT

                             RESTRICTED STOCK AWARD

                                                  GRANT DATE:

                                                  CERTIFICATE NO.:



         -------------------------------------------------------------------------------------------------
                                          SUMMARY GRANT INFORMATION
         --------------------------------------------- ---------------------------------------------------

         RECIPIENT:
         --------------------------------------------- ---------------------------------------------------

         NUMBER OF SHARES:
         --------------------------------------------- ---------------------------------------------------

         GRANT DATE PRICE:
         --------------------------------------------- ---------------------------------------------------

         PLAN:                                         2001 Incentive Stock Plan
         --------------------------------------------- ---------------------------------------------------


         -------------------------------------------------------------------------------------------------
                                          VESTING INFORMATION
         ------------------------- ----------------------------------- -----------------------------------
                                     Percentage of Restricted Stock     Number of Restricted Stock Units
                   Date                     Units that Vest                        that Vest
         ------------------------- ----------------------------------- -----------------------------------


         ------------------------- ----------------------------------- -----------------------------------



         In accordance with the terms and conditions of the Plan, and the mutual promises and undertakings contained in the attached pages, intending to be legally bound, the parties hereto agree to the provisions set forth in the Restricted Stock Unit Award Agreement Terms and Conditions attached hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

ENZON PHARMACEUTICALS, INC.


By:_________________________________                          __________________
      Paul Davit                                                   Signature
      Executive Vice President, Human Resources               __________________
                                                                     Date

                           ENZON PHARMACEUTICALS, INC.
                            2001 INCENTIVE STOCK PLAN
                      RESTRICTED STOCK UNIT AWARD AGREEMENT


                              TERMS AND CONDITIONS

         A. The Company wishes to grant to Recipient, effective as of the date of this Agreement, an award of restricted stock units of the Company's common stock, par value $.01 per share (the "Common Stock"), on the terms and subject to the conditions set forth in this Agreement and the Company's 2001 Stock Incentive Plan.

         B. Recipient desires to accept such grant.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms have the meanings set forth below:

         "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, but shall not include the Company, or any subsidiary of the Company.

         "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

         "Award" has the meaning ascribed to such term in Section 2 hereof.

         "Board" means the Board of Directors of the Company.

         A "Change in Control" shall mean:

         (a) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") that any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than the Company or any of its subsidiaries, has become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the Company's then outstanding voting securities in a transaction or series of transactions; or

         (b) the "Continuing Directors" (as defined below) cease to constitute a majority of the Company's Board of Directors; or

         (c) the shareholders of the Company approve:

                  (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation; or

                  (ii) any consolidation or merger of the Company following which either the Company or a corporation that, prior to the merger or consolidation, was a subsidiary of the Company, shall be the surviving entity and a majority of the then outstanding voting securities of the Company (the "Outstanding Company Voting Securities") is owned by a Person or Persons (as defined in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) who were not "beneficial owners" of a majority of the Outstanding Company Voting Securities immediately prior to such merger or consolidation;

                  other than a merger of the Company in which shareholders of the Company immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; or

         (d) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or

         (e) any plan of liquidation or dissolution of the Company; or

         (f) the majority of the Continuing Directors determine in their sole and absolute discretion that there has been a change in control of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" has the meaning specified in Recital A hereof.

         "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, who, while such a person is a member of the Board of Directors, is not an Acquiring Person (as hereinafter defined) or an Affiliate or Associate (as hereinafter defined) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (A) was a member of the Board of Directors on the date of this Agreement or
(B) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors.

         "Plan" means the Company's 2001 Stock Incentive Plan, as amended from time to time.

         "Restricted Stock Units" means the right to receive Vested Shares upon their vesting in accordance with Section 3 below.

         "Shares" means, collectively, the shares of Common Stock subject to the Award, whether or not such shares are Vested Shares.

         "Vested Shares" means the Shares with respect to which the Restricted Stock Units have vested at any particular time.

         2. Award. The Company, effective as of the date of this Agreement, hereby grants to Recipient 1,989 Restricted Stock Units (the "Award") representing the right to receive 1,989 Vested Shares, subject to the terms and conditions set forth herein and in the Plan.

         3. Vesting.

         Subject to the terms and conditions of this Agreement, the Restricted Stock Units awarded hereunder to Recipient shall vest and become the right to receive Vested Shares in accordance with the schedule indicated in the Notice of Grant of Award and Award Agreement.

         (a) Notwithstanding the vesting provisions contained in Section 3(a) above, but subject to the other terms and conditions set forth herein, if Recipient has either been (1) continuously employed by the Company or (2) continuously a member of the Company's Board of Directors, until the date of a Change In Control of the Company, all of the Restricted Stock Units shall immediately vest on the date of such Change In Control.

         (b) In the event of the disability (within the meaning of Section 22(e)(3) of the Code) or death of Recipient, if Recipient has either been (1) continuously employed by the Company or (2) continuously a member of the Company's Board of Directors, until the date of such disability or death, Recipient or his estate shall become immediately vested, as of the date of such disability or death, in all of the Restricted Stock Units subject to the Award.

         (c) Except as provided in Section 3(c) and any effective employment agreements that Recipient might have with the Company, if Recipient ceases to be an employee or director for any reason prior to the vesting of the Restricted Stock Units pursuant to Sections 3(a) or 3(b) hereof, Recipient's rights to all of the Restricted Stock Units (and the Shares subject to the Award) not vested on the date that Recipient ceases to be an employee or director shall be immediately and irrevocably forfeited and Recipient will retain no rights with respect to the forfeited units.

         4. Additional Restriction on Transfer of Restricted Stock Units.

         The Restricted Stock Units cannot be sold, assigned, transferred, gifted, pledged, hypothecated, or in any manner encumbered or disposed of at any time prior to delivery of the Shares underlying the Restricted Stock Units after the Restricted Stock Units have vested pursuant to Section 3 above.

         5. Issuance and Custody of Certificate; Representations of Recipient.

         (a) Subject to the restrictions in this Section 5, upon vesting of the Restricted Stock Units and following payment of any applicable withholding taxes pursuant to section 8 of this Agreement, the Company shall promptly cause to be issued and delivered to Recipient a certificate or certificates evidencing such Vested Shares, free of any restrictive legends and registered in the name of Recipient or in the name of Recipient's legal representatives, beneficiaries or heirs, as the case may be, and shall cause such certificate or certificates to be delivered to Recipient or Recipient's legal representatives, beneficiaries or heirs.

         (b) The issuance of any Common Stock in accordance with this Award shall only be effective at such time that the sale or issuance of Common Stock pursuant to this Agreement will not violate any state or federal securities or other laws.

         (c) At any time after the vesting of the Restricted Stock Units and prior to the issuance of the Vested Shares, if the issuance of the Vested Shares to the Recipient is prohibited due to limitations under this Section 5, the Company shall use its reasonable best efforts to remove such limitations, unless such limitations relate solely to Recipient's personal situation. If such limitations relate solely to Recipient's personal situation, the Company will use its reasonable best efforts to cooperate with the Recipient in resolving such limitation.

         6. Rights as Shareholder. Prior to the Restricted Stock Units vesting and Recipient receiving his shares of Common Stock underlying the Restricted Stock Units pursuant to Section 5 above, Recipient shall not have ownership or rights of ownership of any Common Stock underlying the Restricted Stock Units awarded hereunder. Recipient shall not be entitled to receive dividend equivalents on the Restricted Stock Units awarded.

         7. Distributions and Adjustments. In accordance with Section 4(C) of the Plan, the Award shall be subject to adjustment in the event that any distribution, recapitalization, reorganization, merger or other event covered by
Section 4(C) of the Plan shall occur.

         8. Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it in connection with this restricted stock unit award, and in order to comply with all applicable federal or state tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state income and social security taxes are withheld or collected from Recipient.

         9. Recipient's Employment/Directorship. Nothing in this Agreement shall confer upon Recipient any right to continue in the employ or sit as a director of the Company or any of its subsidiaries or interfere with the right of the Company or its subsidiaries, as the case may be, to (1) if Recipient is an employee of the Company, terminate such Recipient's employment or (2) if Recipient is a member of the Company's Board of Directors to remove such Recipient from its Board of Directors or (3) to increase or decrease Recipient's compensation or fees, as the case may be at any time.

         10. Notices. All notices, claims, certificates, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally recognized overnight courier, by facsimile or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

         (a) If to the Company, to it at:

                           Enzon Pharmaceuticals, Inc.
                           685 Route 202/206
                           Bridgewater, New Jersey 08807
                           Attn:  General Counsel

         (b) If to Recipient, to him at such Recipient's address as most recently supplied to the Company and set forth in the Company's records; or

         (c) to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

         Any such notice or communication shall be deemed to have been received
(i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business day), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of facsimile transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following the date on which the piece of mail containing such communication is posted.

         11. Waiver of Breach. The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

         12. Undertaking. Both parties hereby agree to take whatever additional actions and execute whatever additional documents either party may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the other party under the provisions of this Agreement.

         13. Plan Provisions Control. The Award is made subject to the terms and provisions of the Plan. In the event that any provision of the Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control.

         14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

         15. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

         16. Entire Agreement. This Agreement (and the other writings incorporated by reference herein, including the Plan), and the Notice of Grant of Award and Award Agreement attached hereto, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral negotiations, commitments, representations, and agreements with respect thereto.